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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): February 6, 2006


                           U. S. Precious Metals, Inc.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                    (State of incorporation or organization)

                                     0-50703
                            (Commission file number)

                                   14-1839426
                      (I.R.S. Employer Identification No.)


                     6 Glory Lane, Sussex, New Jersey 07461
                    (Address of principal executive offices)


                                 (973) 875-7647
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

      Effective February 6th 2006, U. S. Precious Metals, Inc., a Delaware corporation ("USPR"), accepted the resignations of Mr. William Matlack as Chairman of the Board of Directors, and Mr. Gerald Harper as a member of the Board of Directors. Both Mr. Matlack and Mr. Harper have cited personal issues as the reason for each's resignation.

      Mr. Peter Toscano, currently USPR's president and a director, will act as its Chairman of the Board of Directors until a new Chairman is appointed.

      USPR will commence a search for new directors to fill these vacancies in the near future.



Signatures.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        U.S. Precious Metals,Inc.

Date: February 6, 2006                  By: /s/ Peter Toscano
                                            -----------------------------------
                                            Peter Toscano
                                            President